VILLERE BALANCED FUND

October, 2000

To Our Fellow Shareholders:

We're happy to share the news that the Villere Balanced Fund finished its first fiscal year on August 31 with a cumulative return of 34.70%, outperforming both the Dow Jones Industrial Average of 8.49% and the Russell 3000 of 19.59% over the same period. The Fund's current asset allocation is 65% stocks, 27% bonds, and 8% cash.

In this period of extreme market volatility, we believe a Balanced Fund is the appropriate vehicle for shareholders who wish to stabilize their investment from a risk-reward standpoint. The market, as measured by the S&P 500, appears attractively valued at about 23 times 2001 earnings of $63. We are beginning to see signs of disinflation, including the fact that real consumer spending increased only 3% in the second quarter, less than half the first quarter's 7.6% rate. Such positive indicators led Federal Reserve Board Chairman Alan Greenspan to leave rates untouched when he met with the Federal Open Market Committee on August 22nd, a move that should stabilize the economy and help take some pressure off the market.

The combination of low inflation, consistent corporate earnings, and a federal budget surplus means absolute fundamentals for investing in equities remain attractive.

We want to give you a closer look at a few of the Fund's equity holdings. As the price of oil has rebounded and activity in the Gulf of Mexico has accelerated substantially, we have had a positive return in our energy stocks, Gulf Island Fabrication and Stone Energy. Our philosophy that intrinsic value will eventually be recognized was rewarded twice during the year. General Electric announced July 16th it would acquire Harmon Industries, an equipment and solutions provider for the worldwide rail transportation industry, for $30 per share, a 100% premium over Harmon's trading price. Pittway Corporation, a manufacturer of security alarm systems and components, was acquired by Honeywell at a 50% premium as well. The Fund had an unfortunate experience, however, with Independent Energy, a generator and marketer of power in the United Kingdom. Independent's success in marketing overwhelmed the company's billing system, which resulted in a liquidity crisis. Attempts by senior management to secure sufficient funding to continue operations were negated by their lenders' decision to seek receivership.

                              VILLERE BALANCED FUND

We project that the Fund's equity turnover rate will remain under 30% in an attempt to keep capital gains distributions to a minimum. We have maintained this discipline, selling only two securities since inception that have realized a gain. A third gain came from the Honeywell/Pittway cash offer.

The most recent money-tightening cycle has led to rising interest rates which have dampened the performance of the fixed income component of our Fund. However, the Federal Open Market Committee's August action to keep rates steady at 6.5% indicates that the tightening may have finally come to a close, with a total rate increase of 175 basis points. To ensure that the Fund is less susceptible to this tough interest rate environment, we have purchased our corporate bonds using a ladder approach and have not bought a bond that has greater than a 10-year maturity.

"The expansion of aggregate demand is moderating toward a pace closer to the rate of growth of the economy's potential to produce," observed the Federal Open Market Committee in August. We agree. We believe that the market will continue to act well and we have properly diversified the Fund to optimize its performance in such conditions. However, we are also positioned to take full advantage when money may shift to other sectors. We continue to invest in companies with superior management and strong earning power whose potential is yet to be recognized by the investing public.

Thank you for your investment in the Villere Balanced Fund.


/s/ St. Denis J. Villere                /s/ George G. Villere
St. Denis J. Villere                    George G. Villere


/s/ George V. Young                     /s/ St. Denis J. Villere III
George V. Young                         St. Denis J. Villere III


P.S. Remember, you can check Fund results at any time through our Web site www.villere.com.

                              VILLERE BALANCED FUND

            Value of $10,000 vs S&P 500 + Lehman Corporate Bond Index

                             Cumulative Total Return
                          Period Ended August 31, 2000
                       Since Inception (9/30/99)...34.70%

                                   Villere      S&P 500 + Lehman
                                  Balanced         Corporate
                                    Fund           Bond Index
                                   ------            ------
                  9/30/99          10,000            10,000
                 11/30/99          12,080            10,566
                  2/29/00          12,439            10,474
                  5/31/00          12,700            10,775
                  8/31/00          13,470            11,439

Past Performance is not predictive of future performance.

The S&P 500 + Lehman Corp Bond Index is a blend of the S&P 500 Index (65%), and the Lehman Corporate Bond Index (35%).

The S&P 500 Index is a broad market-weighted average of U.S. blue-chip companies. The S&P 500 Index is unmanaged and returns include reinvested dividends. The Lehman Corporate Bond Index includes all publicly issued, fixed rate, nonconvertible, investment-grade, domestic corporate debt.

                              VILLERE BALANCED FUND

SCHEDULE OF INVESTMENTS at August 31, 2000
--------------------------------------------------------------------------------

 Shares                                                                 Value
--------                                                             -----------
COMMON STOCKS: 65.4%
BANKS: 2.6%
   2,600   Wells Fargo Co.                                           $  112,288
                                                                     ----------
BUILDING & CONSTRUCTION: 2.4%
   3,300   Insituform Tech, Inc. Class A*                               101,269
                                                                     ----------
CABLE TV: 2.1%
   2,700   Adelphia Communications Corp. Class A*                        90,450
                                                                     ----------
COMMUNICATIONS SERVICES: 2.3%
   5,900   Covad Communications Group, Inc.*                             96,244
                                                                     ----------
COMPUTER - INTEGRATED SYSTEMS: 10.5%
  18,100   Vitech America, Inc.*                                         81,445
  10,000   3D Systems Corp.*                                            200,000
   3,700   Jack Henry & Associates, Inc.                                164,188
                                                                     ----------
                                                                        445,633
                                                                     ----------
DISTRIBUTION - WHOLESALE: 3.6%
   5,250   SCP Pool Corp.*                                              153,891
                                                                     ----------
ELECTRIC - DISTRIBUTION: 1.9%
  12,900   Independent Energy Holdings Plc.*                             80,424
                                                                     ----------
ELECTRONIC COMPONENT: 4.9%
   6,800   Harmon Industries, Inc.                                      208,675
                                                                     ----------
FINANCE - COMMERCIAL SERVICES: 2.2%
   2,600   H&R Block, Inc.                                               93,275
                                                                     ----------
FOOD: 2.0%
   5,000   Riviana Foods, Inc.                                           85,625
                                                                     ----------
HOME FURNISHINGS: 2.2%
   5,300   Leggett & Platt, Inc.                                         93,744
                                                                     ----------
MEDICAL INFORMATION SYSTEM: 4.5%
   5,000   Cerner Corp.*                                                190,313
                                                                     ----------
MEDICAL PRODUCTS: 5.6%
   6,000   Luminex Corp.*                                               240,000
                                                                     ----------
OIL COMPANY - EXPLORATION & PRODUCTION: 3.2%
   2,300   Stone Energy Corp.*                                          137,569
                                                                     ----------
OIL FIELD MACHINE & EQUIPMENT: 3.9%
   9,000   Gulf Island Fabrication, Inc.*                               166,500
                                                                     ----------
OPTICAL RECOGNITION SOFTWARE: 2.0%
   2,600   Optimal Robotics Corp.*                                       86,775
                                                                     ----------
RESTAURANTS: 2.0%
   6,800   O'Charleys, Inc.*                                             86,700
                                                                     ----------
TELEPHONE - INTEGRATED: 2.5%
   2,900   WorldCom, Inc.*                                              105,850
                                                                     ----------
TRANSPORTATION - RAIL: 5.0%
  23,000   Kansas City Southern Industries, Inc.                        212,750
                                                                     ----------
TOTAL COMMON STOCKS
  (Cost $ 2,422,817)+                                                 2,787,975
                                                                     ----------

PRINCIPAL
 AMOUNT
---------
CORPORATE BONDS: 22.4%
AEROSPACE/DEFENSE: 1.7%
$ 75,000   Boeing Co. 6.875%, due 11/01/2006                             73,447
                                                                     ----------
COSMETICS & TOILETRIES: 1.2%
  50,000   Colgate-Palmolive Co. 6.580%, due 11/05/2002                  49,452
                                                                     ----------
FINANCE - AUTO LOANS: 1.5%
  75,000   Ford Motor Credit Co. 5.800%, due 1/12/2009                   66,117
                                                                     ----------
FOOD: 1.6%
  75,000   Sara Lee Corp. 6.000%, due 1/15/2008                          69,857
                                                                     ----------
HOME FURNISHINGS: 1.8%
  75,000   Leggett & Platt Inc. 7.650%, due 2/15/2005                    76,072
                                                                     ----------
OFFICE AUTOMATION & EQUIPMENT: 1.1%
  50,000   Pitney Bowes Inc. 5.950%, due 2/1/2005                        48,157
                                                                     ----------

                              VILLERE BALANCED FUND

SCHEDULE OF INVESTMENTS at August 31, 2000
--------------------------------------------------------------------------------

PRINCIPAL
 AMOUNT                                                                 Value
---------                                                            -----------
OIL COMPANY - EXPLORATION & PRODUCTION: 5.9%
$ 50,000   Stone Energy Corp. 8.750%, due 9/15/2007                      49,000
 200,000   Mobil Corp. 8.375%, due 2/12/2001                            200,879
                                                                     ----------
                                                                        249,879
                                                                     ----------
OIL COMPANY - INTEGRATED: 1.2%
  50,000   Chevron Corp. 6.625%, due 10/01/2004                          49,584
                                                                     ----------
TRANSPORTATION - MARINE: 3.4%
 145,000   International Shipholding Corp. 9.000%, due 7/1/2003         143,550
                                                                     ----------
TRANSPORTATION - RAIL: 3.0%
 125,000   CSX Transportation, Inc. 7.770%, due 4/1/2010                125,700
                                                                     ----------
TOTAL CORPORATE BONDS
  (Cost $ 948,753)+                                                     951,815
                                                                     ----------
U.S. GOVERNMENT OBLIGATIONS: 3.7%
 150,000   U.S. Treasury Note 6.500%, due 2/15/2010
           (Cost $ 150,268)+                                            156,563
                                                                     ----------

SHORT- TERM INVESTMENT: 8.2%
MUTUAL FUND INVESTMENT: 8.2%
$350,922   Firstar Stellar Treasury Fund (Cost $ 350,922)            $  350,922
                                                                     ----------
TOTAL INVESTMENTS IN SECURITIES: 99.7%
  (Cost $ 3,872,760)                                                  4,247,275

Other Assets less Liabilities: 0.3%                                      13,320
                                                                     ----------
TOTAL NET ASSETS: 100.0%                                             $4,260,595
                                                                     ==========

* Non-income producing security.

+ At August 31, 2000, the basis of securities for federal income tax purposes was the same as their cost for financial reporting purposes. Unrealized appreciation and depreciation of securities were as follows:

Gross unrealized appreciation                                        $  733,918
Gross unrealized depreciation                                          (359,403)
                                                                     ----------
    Net unrealized appreciation                                      $  374,515
                                                                     ==========

See accompanying Notes to Financial Statements.

                              VILLERE BALANCED FUND

STATEMENT OF ASSETS AND LIABILITIES at August 31, 2000
--------------------------------------------------------------------------------

ASSETS
  Investments in securities, at value (cost $ 3,872,760) ......     $ 4,247,275
  Receivables:
    Dividends and interest ....................................          19,645
    Fund shares sold ..........................................           2,200
    Due from Adviser ..........................................           6,883
  Prepaid expenses ............................................           7,164
                                                                    -----------
      Total assets ............................................       4,283,167
                                                                    -----------
LIABILITIES
  Accrued expenses ............................................          22,572
                                                                    -----------
      Total liabilities .......................................          22,572
                                                                    -----------

NET ASSETS ....................................................     $ 4,260,595
                                                                    ===========
COMPONENTS OF NET ASSETS
  Paid-in capital .............................................     $ 3,921,867
  Undistributed net investment income .........................          28,463
  Accumulated net realized loss on investments ................         (64,250)
  Net unrealized appreciation on investments ..................         374,515
                                                                    -----------
      Net assets ..............................................     $ 4,260,595
                                                                    ===========
  NET ASSET VALUE, OFFERING PRICE AND
    REDEMPTION PRICE PER SHARE
    ($4,260,595/329,196 shares outstanding;
    unlimited number of shares
    authorized without par value) .............................     $     12.94
                                                                    ===========

See accompanying Notes to Financial Statements.

                              VILLERE BALANCED FUND

STATEMENT OF OPERATIONS - For the Period Ended August 31, 2000*
--------------------------------------------------------------------------------

INVESTMENT INCOME
  Income
    Interest income ............................................      $  61,348
    Dividend income ............................................          7,693
                                                                      ---------
       Total income ............................................         69,041
                                                                      ---------
  Expenses
    Advisory fees (Note 3) .....................................         17,334
    Administration fees (Note 3) ...............................         27,616
    Fund accounting fees .......................................         14,318
    Audit fees .................................................         14,498
    Transfer agent fees ........................................         10,359
    Custody fees ...............................................          5,700
    Reports to shareholders ....................................          4,997
    Legal fees .................................................          5,230
    Trustees' fees .............................................          3,999
    Insurance ..................................................          1,750
    Registration fees ..........................................          5,024
    Other ......................................................          4,482
                                                                      ---------
       Total expenses ..........................................        115,307
       Less: fees waived and expenses absorbed .................        (80,358)
                                                                      ---------
       Net expenses ............................................         34,949
                                                                      ---------
       NET INVESTMENT INCOME ...................................         34,092
                                                                      ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

  Net realized loss on investments .............................        (10,573)
  Net change in unrealized appreciation on investments .........        374,515
                                                                      ---------
    Net realized and unrealized gain on investments ............        363,942
                                                                      ---------
       NET INCREASE IN NET ASSETS RESULTING
          FROM OPERATIONS ......................................      $ 398,034
                                                                      =========

* Commenced operations on September 30, 1999.

See accompanying Notes to Financial Statements.

                              VILLERE BALANCED FUND

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                             September 30, 1999*
                                                                   through
                                                               August 31, 2000
                                                                 -----------
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income .....................................    $    34,092
  Net realized loss on investments ..........................        (10,573)
  Net unrealized appreciation on investments ................        374,515
                                                                 -----------
      NET INCREASE IN NET ASSETS RESULTING
        FROM OPERATIONS .....................................        398,034
                                                                 -----------
DISTRIBUTIONS TO SHAREHOLDERS
 From net investment income .................................         (5,629)
 From net realized gain .....................................        (53,677)
                                                                 -----------
     TOTAL DISTRIBUTIONS TO SHAREHOLDERS ....................        (59,306)
                                                                 -----------
CAPITAL SHARE TRANSACTIONS
  Net increase in net assets derived from net change
     in outstanding shares (a) ..............................      3,821,867
                                                                 -----------
      TOTAL INCREASE IN NET ASSETS ..........................      4,160,595
                                                                 -----------
NET ASSETS
  Beginning of period .......................................        100,000
                                                                 -----------
  END OF PERIOD (Including undistributed net
     investment income of $28,463) ..........................    $ 4,260,595
                                                                 ===========

(a) Summary of capital share transactions is as follows:

                                                        September 30, 1999*
                                                              through
                                                          August 31, 2000
                                                     --------------------------
                                                       Shares          Value
                                                     -----------    -----------
Shares sold ......................................       333,442    $ 3,977,247
Shares issued in reinvestment of distributions ...         5,130         59,041
Shares redeemed ..................................       (19,376)      (214,421)
                                                     -----------    -----------
Net increase .....................................       319,196    $ 3,821,867
                                                     ===========    ===========

* Commencement of operations.

See accompaying Notes to Financial Statements.

                              VILLERE BALANCED FUND

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                             September 30, 1999*
For a capital share outstanding                                   through
throughout the period                                          August 31, 2000
---------------------                                          ---------------
Net asset value, beginning of period ..........................    $10.00
                                                                   ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income .......................................      0.13
  Net realized and unrealized gain on investments .............      3.28
                                                                   ------
Total from investment operations ..............................      3.41
                                                                   ------
LESS DISTRIBUTIONS:
  From net investment income ..................................     (0.04)
  From net realized gain ......................................     (0.43)
                                                                   ------
Total distributions ...........................................     (0.47)
                                                                   ------
Net asset value, end of period ................................    $12.94
                                                                   ======
Total return ..................................................     34.70%#

Ratios/supplemental data:

Net assets, end of period (millions) ..........................    $  4.3

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
  Before fees waived and expenses absorbed ....................      4.95%+
  After fees waived and expenses absorbed .....................      1.50%+

RATIO OF NET INVESTMENT INCOME/(LOSS) TO AVERAGE NET ASSETS:
  Before fees waived and expenses absorbed ....................     (1.99%)+
  After fees waived and expenses absorbed .....................      1.46%+

Portfolio turnover rate .......................................     18.35%#

* Commencement of operations.
+ Annualized.
# Not Annualized.

See accompaying Notes to Financial Statements.

                              VILLERE BALANCED FUND

NOTE TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION

The Villere Balanced Fund (the "Fund") is a series of shares of beneficial interest of the Trust for Investment Managers (the "Trust") which is registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified open-end management investment company. The Fund commenced operations on September 30, 1999. The investment objective of the Fund is to seek long-term capital growth, consistent with preservation of capital and balanced by current income. The Fund seeks to achieve its objective by investing in a combination of equity securities and high quality fixed income obligations.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with generally accepted accounting principles.

     A. SECURITIES VALUATION. Securities traded on a national exchange or Nasdaq are valued at the last reported sale price at the close of regular trading on the last business day of the period; securities traded on an exchange or Nasdaq for which there have been no sales, and other over-the-counter securities, are valued at the mean between the last bid and asked prices. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees. Short-term investments are stated at cost which, when combined with accrued interest, approximates market value.

          U.S. Government securities with less than 60 days remaining to maturity when acquired by the Fund are valued on an amortized cost basis. U.S. Government securities with more than 60 days remaining to maturity are valued at their current market value (using the mean between the bid and asked price) until the 60th day prior to maturity, and are then valued at amortized cost based upon the value on such date unless the Board of Trustees determines during such 60 day period that amortized cost does not represent fair value.

     B. FEDERAL INCOME TAXES. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

                              VILLERE BALANCED FUND

--------------------------------------------------------------------------------

     C. SECURITIES TRANSACTIONS, DIVIDEND INCOME AND DISTRIBUTIONS. Securities transactions are accounted for on the trade date. The cost of securities sold is determined using the specific identification method. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

     D. USE OF ESTIMATES. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

NOTE 3 - COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

St. Denis J. Villere & Co. (the "Adviser") provides the Fund with investment management services under an Investment Advisory Agreement (the "Agreement"). Under the Agreement the Adviser furnishes all investment advice, office space, facilities, and most of the personnel needed by the Fund. As compensation for its services, the Adviser receives a monthly fee at the annual rate of 0.75% of the Fund's average daily net assets. For the period ended August 31, 2000, the Fund incurred $17,334 in advisory fees.

The Fund is responsible for its own operating expenses. The Adviser has contractually agreed to limit the Fund's expenses by reducing all or a portion of its fees and reimbursing the Fund's expenses so that its ratio of expenses to average net assets will not exceed 1.50%. In the case of the Fund's initial period of operations any fee waived or voluntarily reduced and/or any Fund expense absorbed by the Adviser pursuant to an agreed upon expense cap shall be reimbursed by the Fund to the Adviser, if so requested by the Adviser, anytime before the end of the fifth fiscal year following the year to which the fee waiver and/or expense absorption relates, provided the aggregate amount of the Fund's current operating expenses for such fiscal year does not exceed the applicable limitation on Fund expenses. For the period ended August 31, 2000, the Adviser waived $17,334 in fees and absorbed expenses of $63,024. The Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursement of fees and/or expenses. Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated.

Investment Company Administration, L.L.C. (the "Administrator") acts as the Fund's administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns; prepares reports and materials to be supplied to the trustees; monitors the

                              VILLERE BALANCED FUND

--------------------------------------------------------------------------------

activities of the Fund's custodian, transfer agent and accountant; coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee at the following annual rates:

          Under $15 million          $30,000
          $15 to $50 million         0.20% of average daily net assets
          $50 to $100 million        0.15% of average daily net assets
          $100 to $150 million       0.10% of average daily net assets
          Over $150 million          0.05% of average daily net assets

For  the  period  ended  August  31,  2000,   the  Fund   incurred   $27,616  in
administration fees.

First Fund Distributors,  Inc. (the  "Distributor") acts as the Fund's principal
underwriter  in  a  continuous  public  offering  of  the  Fund's  shares.   The
Distributor is an affiliate of the Administrator.

Certain officers and trustees of the Trust are also officers and/or directors of the Administrator and the Distributor.

NOTE 4 - PURCHASES AND SALES OF SECURITIES

The cost of purchases and proceeds from the sales of securities, excluding U.S. Government obligations and short-term investments, for the period ended August 31, 2000, were $3,703,997 and $323,753, respectively. The cost of purchases and the proceeds from the sales of U.S. Government obligations, excluding short-term obligations, were $200,220 and $49,453, respectively.

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders of
  Villere Balanced Fund
The Board of Trustees of
  Trust For Investment Managers

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Villere Balanced Fund, a series of Trust For Investment Managers, as of August 31, 2000, and the related statement of operations, the statements of changes in net assets, and the financial highlights for the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Villere Balanced Fund as of August 31, 2000, the results of its operations, the changes in its net assets and the financial highlights for the period then ended, in conformity with generally accepted accounting principles.


                                        TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
October 6, 2000